UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        ---------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 7, 2005



                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



                   1-6140                                       71-0388071
         ------------------------                            ----------------
         (Commission File Number)                            (I.R.S. Employer
                                                           Identification No.)

           1600 Cantrell Road
          Little Rock, Arkansas                                   72201
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

Item 7.01         Regulation FD Disclosure.
                  -------------------------

                  On April 7, 2005, the registrant issued a press release announcing sales for the five weeks ended April 2, 2005. A copy of the press release is furnished as Exhibit 99.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

       99         Press Release dated April 7, 2005

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DILLARD'S, INC.



DATED: April 7, 2005     By:     James I. Freeman
       -------------        ---------------------
                         Name:   James I. Freeman
                         Title:  Senior Vice President & Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
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    99                     Press Release dated April 7, 2005.